UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10628 Science Center Drive, Suite 225 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RGLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 17, 2020. As of April, 20, 2020, the record date for the Annual Meeting of Stockholders, 27,608,783 shares of common stock were issued and outstanding. A summary of the matters voted upon at the Annual Meeting of Stockholders and the final voting results are set forth below.

Proposal 1. Election of Directors

The nine persons listed below were elected as directors at the Annual Meeting of Stockholders, each to serve until the Company’s 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results were as follows:

	Votes For	Votes Withheld	Broker Non- Votes
David Baltimore, Ph.D.	10,008,347	80,795	11,096,990
Kathryn J. Collier	9,918,900	170,242	11,096,990
Joseph P. Hagan	9,926,973	162,169	11,096,990
Jake R. Nunn	9,923,006	166,136	11,096,990
Stelios Papadopoulos, Ph.D.	9,913,820	175,322	11,096,990
William Rastetter, Ph.D.	9,908,043	181,099	11,096,990
Hugh Rosen, M.D., Ph.D.	10,002,305	86,837	11,096,990
Simos Simeonidis, Ph.D.	10,009,713	79,429	11,096,990
Pascale Witz, MBA, MSc	9,912,113	177,029	11,096,990

Proposal 2. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the Annual Meeting of Stockholders. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,956,601	2,107,967	24,574	11,096,990

Proposal 3. The Company’s stockholders ratified the selection by the Company’s Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results were as follows:

Votes For	Votes Against	Abstentions
20,808,732	309,126	68,274

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

Date: June 19, 2020	By:	/s/ Joseph Hagan
Joseph Hagan
President and Chief Executive Officer